PLAINS EXPLORATION & PRODUCTION COMPANY

James C. Flores Chairman, President and Chief Executive Officer

NYSE:PXP

www.plainsxp.com

Presentation Agenda

7:30am	Opening Remarks	Jim Flores
8:00am	2005 Operations Overview	Tom Gladney
8:20am	Western Business Unit-Onshore	Bill Moodie
9:20am	Western Business Unit-Offshore	Bob Huguenard
9:45am	Regulatory Environment	Steve Rusch
10:05am	Break	
10:15am	Central Business Unit	Richard Pendleton
10:30am	Eastern Business Unit	Doss Bourgeois
10:45am	Real Estate Opportunities	Tom Gladney
11:00am	Financial Review	Steve Thorington
11:15am	Closing Remarks	Jim Flores

Depart for Inglewood Field at 11:45am

2

PXP

Forward Looking Statements

Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements that involve certain assumptions and known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially. These risks and uncertainties include, among other things, uncertainties inherent in the exploration for and development and production of oil & gas and in estimating reserves, unexpected future capital expenditures, general economic conditions, oil and gas price volatility, the success of our risk management activities, competition, regulatory changes and other factors discussed in PXP’s filings with the Securities and Exchange Commission.

PXP Strategy

Capture Converging Opportunities

Industry

Higher Oil and Gas Prices High Reinvestment Risk Mature Resource Base

PXP Strategy

Capture Converging Opportunities

Industry

Higher Oil and Gas Prices High Reinvestment Risk Mature Resource Base

California

Large Resource Base but Import 50% of Demand Budget Shortfalls Cooperative Regulatory Environment

PXP Strategy

Capture Converging Opportunities

Industry

Higher Oil and Gas Prices High Reinvestment Risk Mature Resource Base

California

Large Resource Base but Import 50% of Demand Budget Shortfalls Cooperative Regulatory Environment

Initial High Impact Projects

Coming On-Line

Expanding Growth Inventory

Monetizing Real Estate

History

PXP Spinoff

2002

3TEC Acquisition

2003

Nuevo Acquisition

2004

Reserve and Production Growth

SEC Reserves

(MMBOE)

Total Production

(MBOEPD)

253

280

450

26

34

58

77-84 Guidance

2002 2003 2004

PRO FORMA

2002 2003 2Q 2004 2H 2004

Oil Gas

Operating Areas

395 MMBOE

San Joaquin Valley

OCS

L.A. Basin

51 MMBOE

West Texas

East Texas

4 MMBOE

South LA

Western Business Unit Central Business Unit Eastern Business Unit

PXP Net Equivalent Daily Production

Bbls – 000s

90 60 30 0

90 60 30 0

4th qtr 1st qtr 2nd qtr 3rd qtr 4th qtr 1st qtr 2nd qtr 3rd qtr 4th qtr

2002 2003 2004 Guidance

Western Business Unit Central Business Unit Eastern Business Unit

10

PXP Value Creation Strategy

Grow Production and Reserves by Developing a Large, Durable U.S. Reserve Base with a Substantial Exploitation Inventory Leverage Existing Infrastructure to Reduce Unit Costs Utilize Financial Flexibility and Consolidation Capabilities to Continue Creating Shareholder Value

11

Operational Value Drivers

Western Business Unit

Deep Inglewood

Point Arguello

San Joaquin Valley

Central Business Unit

East Texas

West Texas

Eastern Business Unit

Breton Sound

12

Strategic Growth Initiatives

Tranquillon Ridge

Gulf of Mexico Exploration

Leverage Core Competencies With Targeted Asset Acquisitions

13

PXP Value Creation Strategy

Utilize Growth Capital to Increase Opportunity Cash Flow

Revenues (increase in Production, Flat Commodity price)

Opportunity Cash Flow

Growth Capex

Maintenance Capex

Cash Cost

14

2004 Year-to-Date

Record Production and Cash Flow Nuevo Integration Better Than Expected

Operational Synergies –Cost Savings –Accounting Integration –Debt Refinancing

Drilled 85 Wells with 95% Success

100% Deep Inglewood –100% San Joaquin Valley –100% East Texas

65% Breton Sound

15

Positioned for the Future

Large Durable Reserve Base with 16 Year R/P

Multi-Year Inventory of High Impact, Low Risk Exploitation Drilling Opportunities Improved Financial Flexibility

16

PLAINS EXPLORATION & PRODUCTION COMPANY

NYSE:PXP

www.plainsxp.com

PLAINS EXPLORATION & PRODUCTION COMPANY

2005 Operations Overview

Tom Gladney Executive Vice President Exploration and Production

NYSE : PXP www.plainsxp.com

PXP Operations

Organized by Business Units

Assets in Core Areas with High Return Growth Potential Ability to Improve Margins Always Staying Focused on Safety and Environmental Compliance

Property Sales

Sale of Non Core Offshore California

Higher Cost Assets; Opportunities

Insufficient to Change High Cost Character Buyer Responsible for Well P&A, PXP for Platform Removal (About 40/60 Split)

South Texas/New Mexico Sales

Mature, Scattered, and Small

Remaining Properties High Potential, High Margin, or Both

2005+ Plan Objectives

Allocate Capital Competitively Consider Projects Without Oil vs. Gas or Geographical Bias Plan for Efficient Execution Expand Inventory of Value Creation Projects Re-Deploy and Re-Adjust During the Year

Western Business Unit

Offshore

Continued Drilling of Rocky Point Structure Through-Out 2005 and Into 2006

Benefit From the Learning Curve

Permit and Plan for Similar Extended Reach Opportunities

Maintain and Improve Unique High Capacity Infra-Structure

Western Business Unit

Onshore, Los Angeles Basin

Drill Inglewood Deep Through-Out 2005 and Into 2006

Including Exploitation of “Shallow” Deep Zones and the Vickers-Rindge Waterflood

Continue to Refine Technology and Costs

Western Business Unit

Onshore, San Joaquin Valley

Significantly Ramp Up Program and Drill About 10% of 1600+ Well Inventory

Develop Identified New Zones/Areas Continue Investments in New Technology Test New Zones and Geologic Features for Future Expansion

Expand and Improve Facility Capacity as Needed

Eastern Business Unit

Utilize G&G Technology and Proven Project Execution Team to Continue Breton Sound Exploitation

Expand Breton Sound Success to New 3-D Areas

Introduce New Exploratory Plays Into the Portfolio Identify, Evaluate, and Capture Drill Bit Expansion Opportunities

Central Business Unit

Continue East Texas Development Through-Out 2005 and Into 2006 Drill and Expand Multi-Year West Texas Development Inventory Utilize Technology to Commercialize Opportunities Identify, Evaluate, and Capture Drill Bit Expansion Opportunities

2005 Operational Capital Forecast

By Business Unit $300 Million

14%

4 Wells

16%

58 Wells

25%

20 Wells

45%

196 Wells

CA Onshore

CA Offshore

Eastern Business Unit

Central Business Unit

2005 Operational Capital Forecast

By Type $300 Million

1%

16%

12 Wells

12%

71%

266 Wells

Development

Growth

Maintenance

Seismic

2005 Production Forecast

By Business Unit

8%

14%

17%

22%

39%

San Joaquin Valley

LA Basin

CA Offshore

Central Business Unit

Eastern Business Unit

Production Mix

26%

33%

41%

Heavy Crude

Light Crude

Gas

Light = API gravity greater than 20° Heavy = API gravity less than 20°

2005 Lease Cash Expense Forecast

By Business Unit

5%

13%

19%

22%

41%

San Joaquin Valley

LA Basin

CA Offshore

Central Business Unit

Eastern Business Unit

PLAINS EXPLORATION & PRODUCTIONCOMPANY

NYSE:PXP www.plainsxp.com

PLAINS EXPLORATION & PRODUCTION COMPANY

Western Business Unit Onshore California Bill Moodie Vice President

NYSE : PXP www.plainsxp.com

Western Business Unit

Onshore California - Who We Are

Office

Los Angeles Bakersfield Assets

People

240 Employees

Assets

4,000 Number of Wells

<2,000’ – 9,000’ Depth of Wells 600 Acres Real Estate Activities

Strategy

Apply Technology to Explore and Exploit Known Reservoirs Drill Multi-Year Project Inventory

2

Western Business Unit

Onshore Production and Reserves

Current Production 41 MBOEPD

Reserves 332 MMBOE

35%

65%

40%

60%

Approximately 90% Oil

Los Angeles Basin

San Joaquin Valley

3

Western Business Unit

Onshore Operating Areas

Arroyo Grande

Cymric So. Belridge Monument Junction

Mount Poso

Buena Vista Midway Sunset

Inglewood, San Vicente, Packard & Montebello

4

A Tale of Two Basins

San Joaquin Basin

San Andreas Fault

L.A. Basin

5

Los Angeles Basin

Cross Section

SW

LA Sedimentary Basin

NE

(Modified from Davis et al, 1999)

U Pliocene / Pleistocene L Pliocene Miocene Cretaceous Schist Cretaceous Meta-Igneous

Stratigraphic Section

Oil Bearing Zones

6

Los Angeles Basin

Oil Field Complexity

LA Basin Fields EUR is 10.4 Billion BOE Richest in World for Size 73% of Oil Trapped in Faulted Anticlines Most of Oil Produced Comes From Miocene and Pliocene Turbidite Sandstone Reservoirs Uplift Associated with Santa Monica, Whittier, Newport-Inglewood and Palos Verdes Faults…Note Trendology

7

Los Angeles Basin Fields

Producing More Than Inglewood

Inglewood

Brea-Olinda

Santa Fe Springs

Long Beach

Wilmington

Huntington Beach

Los Angeles Basin Oilfields

PXP Operated

San Vicente

S. Salt Lake

Inglewood

E. Beverly Hills

Montebello

Belmont Offshore

Huntington Beach Offshore

Beta

Inglewood Field

Inglewood Field

Structure and Well Density

Inglewood Field

Total Production

BOEPD

11000 10000 9000 8000 7000 6000 5000 4000 3000

1985 86 87 88 89 90 91 92 93 94 95 96 97 98 99 2000 01 02 03 04 05

Date

Inglewood Field

West to East Structural Cross Section

W

1900 feet

DI-7

IP +/- 400 BOEPD

DI-1

IP 800 BOEPD

E

Vickers Rindge Rubel Moynier Bradna Nod Shale Sentous

Existing Proved UnDeveloped

Add to Proved Developed, Non Producing

Add to Proved Developed, Producing

-1000

-2000

-3000

-4000

5000

-6000 -7000 -8000 -9000

Deep Inglewood Reservoir

Characteristics from Core Data

ZONE Avg. Depth Avg. Porosity (%) Avg. Perm. (md)

(tvd)

Rubel 3500’ 27 325

Moynier 5000’ 20 42

Bradna 7000’ 19 16

Sentous 9000’ 15 30

Deep Inglewood

Summary Wells

Well Initial Test BOEPD Initial Completion

Sentous

DI-1 800 Sentous slotted liner DI-4 Completing Sentous frac DI-6 Completing Sentous frac DI-7 400 Sentous frac DI-8 500 Sentous frac DI-9 450 Sentous frac DI-10 Completing Sentous frac DI-11 Drilling Sentous frac

Moynier

DI-2 108 Moynier frac DI-3 42 Moynier frac DI-5 91 Moynier frac

Deep Inglewood

Production

BOEPD

1800 1600 1400 1200 1000 800 600 400 200 0

2/22/2004 3/23/2004 4/22/2004 5/22/2004 6/21/2004 7/21/2004 8/20/2004 9/19/2004

Deep Inglewood

Drilling Locations

Drill 18 to 20 wells in 2004 Drill 30 to 35 wells in 2005

2004 Wells

2005 Wells

Deep Inglewood

Indicative Returns

8/8ths Basis

2004 Planned Wells 18 - 20 Avg. Well Cost $1.6 Million Avg. Initial Production 250 BOEPD Avg. Reserves 400,000 BOE

Avg. Pre Tax IRR 70%

Note: Projected results. Based on flat reference prices of $25/Bbl NYMEX WTI and $4.50/MMBTU Henry Hub

Western Business Unit

San Joaquin Valley - Regional Geology

530,000 BOPD/600,000 MCFPD Pleistocene Continental Fluvial Sands to Eocene Marine Sands Large Heavy Oil Deposits, leader in Steam Development Significant lighter oil and associated gas in “shales” and Miocene or older sands

San Andreas Fault

12 Oil Fields > 250 MMBO Cum Production 3 of top 5 oil producing fields in U.S.

Western Business Unit

San Joaquin Valley - Regional Cross Section

E

W

California Department of Oil & Gas, 1980

Western Business Unit

San Joaquin Valley – PXP Operated Properties

Coalinga Fresno Moneterey Kings Tulare San Luis Obispo Lost Hills San Luis Obispo Belridge Monument Junction Mount Poso Arroyo Grande Cymric Asphalto/Rail Gap Bakersfield Midway Sunset Buena Vista Kern Santa Maria Santa Barbara

Western Business Unit

San Joaquin Valley – Reservoir Type

Productive Acres 16,618

Future # Wells 1,700

1%

44%

34%

21%

14%

24%

60%

2%

Heavy Oil Sands

Medium Gravity Shale

Heavy Oil Diatomite

Light Oil Sands

Diatomite Reservoirs

What is Diatomite?

Diatomite Properties

Opal A Opal CT

Heavy Oil Diatomite

SO = 55-65% Porosity = 60-70% Pay = 325 Ft. = 1.0 MMBO/Acre Perm. 1 Md API 12 Grav.

Heavy Oil Diatomite

Production Practices

Triple Completion Technology

Thermal Diatomite play Wells flowing, not pumped 3 x production @ 1.5 x cost

Heavy Oil Diatomite

B/D

1,000 100 10 1

Typical Cyclic Well Response

Oil Steam

Apr May Jun Jul Aug

Western Business Unit

San Joaquin Valley - Reservoir Statistics

Property

Net Current BOEPD

Net Proved Reserves MMBOE

2005+ Future # Wells

Heavy Oil Diatomite 8,000 56 404

Cymric Field – Diatomite

McKittrick Front & Star Fee—Top Antelope A2 Structure

Cymric Field – Diatomite

McKittrick Front & Star Fee – Structural Cross Section

Cymric Field - Diatomite Core

(McKittrick Front #418 Core Data)

Depth (Ft)

1,100 1,200 1,300 1,400 1,500 1,600 1,700 1,800

0 10 20 30 40 50 60 70 80 90 100

Oil Saturation (%)

Opal A & Upper Transition 55% Recoverable

Lower Transition 18% Recoverable

Opal CT 8% Recoverable

Cymric Field – Diatomite Production

# Wells

300 250 200 150 100 50 0

# Wells

92 93 94 95 96 97 98 99 00 01 02 03 04 05

BOPD

12,000 11,000 10,000 9,000 8,000 7,000 6,000 5,000 4,000 3,000 2,000 1,000 0

Oil

92 93 94 95 96 97 98 99 00 01 02 03 04 05

Cyclic Steam Injection

HUFF (Injection Days to Weeks) SOAK (Shut-in Phase) Days Dissipating Heat Thins Oil PUFF (Production Phase) Weeks to Months

Steamflood Technology

Injection Well Producing Well Steam Oil Oil Bank Oil + Gas + Water

Steam + Residual Oil

Steam + Moveable Oil

Western Business Unit

San Joaquin Valley - Reservoir Statistics

Property

Net Current BOEPD

Net Proved Reserves MMBOE

2005+ Future # Wells

Heavy Oil Diatomite 8,000 56 404

Heavy Oil Sands 13,600 112 1,028

South Belridge Field

Hopkins Fee - Tulare Net Oil Sand Isopach

South Belridge Field

Hopkins Fee - Cross Section Stacked Horizontals

South Belridge Field

B/D - MCFD

5,500 5,000 4,500 4,000 3,500 3,000 2,500 2,000 1,500 1,000 500 0

Oil-14 Day Avg Gas-14 Day Avg

97 98 99 00 01 02 03 04 05

Midway-Sunset Field

Bremer Fee - Marvic Sand Development

Midway-Sunset Field

Bremer Fee - Structural Cross Section

Arroyo Grande Field

Overview

2004

RO Plant – County approval of “Memo of Understanding” (MOU) – September Approval of County Phase IV Land Use Agreement (LUA) – 4th Qtr (125 Wells)

2005

RO Plant – Permitting & Preliminary Design RO Plant – Negotiate Purchase Agreement “Mending Fences” (20 Various Well Operations)

2006

RO Plant – Commissioning/Start-Up

2006-2016

Annual Development Drilling (30 Producers, 10 Injectors)

2008

LUA for Ultimate Development Plan Approved

Dewatering Project at Mt Poso

Shell’s Vedder Sand Line-Drive Steam Injection Project

Updip Steam Injection w/ Downdip Aquifer Lift

Stage I

Aquifer Lift

Oil Producer

Steam Injector

Oil Zone (Invaded By Water)

Developed Reserves

Steam

Original Aquifer

New Aquifer Lift

Cold Oil Producer

Hot Oil Producer

Steam Injector

Stage II

New Developed

Reserves

Steam

Original Aquifer

New Aquifer Lift

Cold Oil Producer

Hot Oil Producer

Steam Injector

Steam Injector

Stage III

Original Aquifer

New Developed

Reserves

Steam

Mt. Poso Field

W-E Cross Section

W

E

Pyramid Hill Upper Vedder Lower Vedder Third Vedder Forth Vedder Main Mt. Poso Fault

Sea Level

-0

-100

-200

-300

-400

-500

-600

-700

-800

Western Business Unit

San Joaquin Valley - Reservoir Statistics

Property

Net Current BOEPD

Net Proved Reserves MMBOE

2005+ Future # Wells

Heavy Oil Diatomite 8,000 56 404

Heavy Oil Sands 13,600 112 1,028

Light Oil Sands 3,200 16 232

Mount Poso Field

North Unit and Vedder Leases

2 Vertical Drill and Frac Wells

4 Horizontal Slotted Liner Wells

2005 Drilling Program

C Sand Horizontal Wells (2)

B Sand Horizontal Wells (2)

Mount Poso Field

Horizontal Well Concept 2

Bypassed Oil – C Sand

Top Pyramid Hill A Sand B Sand C Sand Top Upper Vedder Bottom Upper Vedder

Western Business Unit

San Joaquin Valley - Reservoir Statistics

Property

Net Current BOEPD

Net Proved Reserves MMBOE

2005+ Future # Wells

Heavy Oil Diatomite 8,000 56 404

Heavy Oil Sands 13,600 112 1,028

Light Oil Sands 3,200 16 232

Medium Gravity Shale 2,000 12 36

Total 26,800 196 1,700

Western Business Unit

San Joaquin Valley – 2004 vs. 2005

Projected Drilling Activity in 2005

Well Type 2004 2005

Horizontal Thermal Sand Producers 12 5

Horizontal Diatomite Producers 3 6 Vertical Thermal Sand Producers 26 53 Vertical Diatomite Producers 9 23 Thermal Sand Injectors 0 44 Light Oil Sand Vertical Producers 2 6 Light Oil Sand Horizontal Producers 0 4 Stratigraphic Tests/Others 5 3

Total 57 144

San Joaquin Valley

Indicative Returns

8/8ths Basis 2004 Planned Wells

50 - 54

Avg. Well Cost $0.4 Million

Avg. Initial Production 75 BOEPD

Avg. Reserves 100,000 BOE

Avg. Pre Tax IRR 40%

Note: Projected results. Based on flat reference prices of $25/Bbl NYMEX WTI and $4.50/MMBTU Henry Hub

Western Business Unit

Onshore Strategy

Continue to Apply New and Emerging Technologies to Explore and Exploit Known Reservoirs

Infill Drilling and the Occasional Extension of Productive Limits of Reservoirs Such as the Inglewood Deep Project Give Rise to Large Multi Year Inventories of Wells to be Drilled

PLAINS EXPLORATION & PRODUCTION COMPANY

NYSE:PXP www.plainsxp.com

PLAINS EXPLORATION & PRODUCTION COMPANY

Western Business Unit Offshore California Bob Huguenard Vice President

NYSE: PXP

www.plainsxp.com

Western Business Unit

Offshore - Who We Are

Office

Santa Maria

People

353 Employees

17 Years Average Experience per Employee

Assets

39 Leases 15 Platforms 525 Wells

Strategy

Continue Successful Rocky Point Development Continue Tranquillon Ridge Permitting

Western Business Unit

Offshore Production and Reserves

Current Production 19 MBOEPD

30%

38%

32%

Reserves 63 MMBOE

38%

57%

5%

Approximately 90% Oil

Pt Pedernales

Pt Arguello

Other

Tranquillon Ridge & Rocky Point
Project Areas



Shoreline
Pt. Pedernales Unit
Tranquillon Ridge
Prospect Area
Tranquillon Ridge Unit
Bonito Unit
OCS P-0451 E/2
State/Federal
Waters Boundary
C-12
Rocky Point Unit
Pt. Arguello Unit
Sword Unit
Legend
Producing/Developable
Suspended/Not Presently Developable
Permits Required for Development

PXP

Western Business Unit

Offshore

Point Arguello & Rocky Point

Rig 90 Drilling Rocky Point C-12

Rocky Point Project

Planned Rocky Pt. Wells

Rocky Pt. Structure

Rocky Point Test Wells by Prior Operator

1,629 BOPD 3,500 BOPD 1,100 BOPD

Platform Hidalgo

Platform Harvest

Platform Hermosa

Arguello 3D Survey Area

Rocky Point Rig

Rocky Point Project

Well C-12

SW

NE

17000

PA17

PA19

PA20

PA21

Top Monterey

18000

19000

(Lower Sisquoc)

Rocky Point Oil Column 1874 feet ±

Total Depth 19,217’ TMD

O/W contact (-7093’)

O/W contact (-6600’)

PA17

PA19

PA20

PA21

Rocky Point Project

Top of PA17



C-13
C-12
B-20
B-19
C-14
B-22
B-21
B-23
Reservoir
Reservoir
Three Mile Limit
-6500
-7000
-7500
-8000
-8500
-6000
-5500
OCS P-0451
OCS P-0452
OCS P-0315
OCS P-0316

PXP

Rocky Point Project

To-Date

Successful Permitting Effort Successful Rig Mobilization Successful Execution of Well C-12

Rocky Point Project

Indicative Returns

Working Interests 53%

8/8ths Basis

2004 Planned Wells 2

Avg. Well Cost $14.0 Million

Avg. Initial Production 3,000 BOEPD

Avg. Reserves 2,700,000 BOE

Avg. Pre Tax IRR 100+%

Note: Projected results. Based on flat reference prices of $25/Bbl NYMEX WTI and $4.50/MMBTU Henry Hub

Western Business Unit

Offshore

Pt. Pedernales & Tranquillon

Platform Irene

Tranquillon Ridge

Tranquillon Ridge

Opportunity

Federal Waters

POINT

PEDERNALES

UNIT

Platform Irene

TRANQUILLON

RIDGE STRUCTURE

State Waters

Vandenburg AFB

Three Mile Limit

Tranquillon Ridge

Structure

Platform Irene

Federal Waters

State Waters

Pt. Pedernales Oil Column 2200 feet ±

A-1

A-6

Base

Monterey

A-28

O/W @ -5148’

Tranquillon Ridge Oil Column 3250 feet ±

1000 feet

1000 feet 0 feet

Three Mile limit

Top Sisquoc

Top Monterey

Tranquillon Ridge

Structure

Platform Irene

Federal Waters

TRANQUILLON RIDGE

State Waters

Base Monterey

Top Sisquoc

Top Monterey

Three Mile Limit

3250 feet ±

A-1

A-28

Tranquillon Ridge Oil Column

Tranquillon Ridge

Opportunity

2005

Permitting

2006

Rig Preparation & Well Design

Tranquillon Ridge

Opportunity

Wells to Full Development 22 - 30

Avg. Well Cost $ 12 – 17 Million

Avg. Initial Production Potential 1,800 – 3,600* BOEPD

Total Project Reserve Potential 170 – 200* MMBOE

* Potential based on analogous reservoirs

Western Business Unit

Offshore 2005 Strategy

Continue Permitting Tranquillon Ridge

Continue Successful Development of Rocky Point

Pt. Pedernales Unit

Tranquillon Ridge

Vandenburg AFB

Prospect Area

Tranquillon Ridge Unit

State/Federal Waters Boundary

C-12

Rocky Point Unit

Legend

Pt. Arguello Unit

Producing/Developable

Suspended/Not Presently Developable

Permits Required for Development

PLAINS EXPLORATION & PRODUCTION COMPANY

NYSE: PXP

www.plainsxp.com

PLAINS EXPLORATION & PRODUCTION COMPANY

Regulatory Environment

Steve Rusch

Vice President – Environmental,

Health, Safety, & Government Affairs

NYSE : PXP www.plainsxp.com

Topics

Regulatory Climate

Strategy

Successes

Relationships

Commitment and Performance

Risk Management

Commendations

Vision of the Future

2

Regulatory Climate

Agencies/Public

Highly Sophisticated, Seasoned and Tireless

3

Regulatory Climate

Bottom Line

Path is Well Defined; May Not Like It, But It’s Clear

Their Goal is to Mitigate Potential Environmental Impacts to Maximum Extent Feasible

Regulations Require “Net Air Quality Benefit”

They Do Recognize Corporate Commitment to Regulatory Compliance Excellence

4

Strategy

Build on Past Successes; Maintain Can-Do, Win-Win Philosophy

Strengthen Existing Relationships and Cultivate New Ones With Key Regulatory and Political Officials

Don’t Lose Site of Big Picture; Recognize Their Mission; Temper “Pride and Principles” Reaction

5

Successes

Permitted Inglewood Deep 3-D Seismic

22 sq. Miles in Urban Los Angeles

Multiple Jurisdictions

Creative and Flexible Outreach to Key Officials, Local Newspapers, Neighborhood Associations

No Delays, Minimal Impacts

Permitted Rocky Point Expansion

Distinguished Our Project From “New Offshore Oil Development”

Accepted Debatable Agency Jurisdiction, Conditions and Process: Minimal Impact, Addressed Agency Needs

Steered the Project Around Several High Profile Lawsuits

6

Relationships - Leaders

Key City and County Officials

Community Leaders

Local Schools

7

Relationships - Media

Newspapers

Hollywood

8

Commitment and Performance

Achieved Safely

OSHA Injury & Illness Rate per 200,000 hours

3.00 2.50 2.00 1.50 1.00 0.50 0.00

2000 2001 2002 2003

PXP WBU SIC 131

0.00 0.80 2.02 1.16 1.7 1.7 2.5 1.6

9

Risk Management

Spill Prevention and Response

Focus on Prevention Through Inspections and Preventive Maintenance

Voluntary Safety and Environmental Management Program (SEMP)

Experienced Offshore and Onshore Response Teams

Member of Spill Response Cooperatives Annual Drills

Past Experience Responding to Others’ Spills

10

Risk Management

Fire Protection

“Due to PXP’s generosity and civic mindedness … [using] their facility, nearly 200 firefighters have received important Survival Training.”

Ron Lawrence - Central Regional Training/Safety Captain Los Angeles County Fire Department

“The Culver City Fire Department is forever grateful to Plains Exploration & Production Co. for their continued training support and expertise.”

Tim Wilson, Captain/Training Officer Culver City Fire Dept.

11

Commendations

California Offshore

Ranked MMS’s Best Operator in the Pacific OCS for Safety of Platform and Pipeline Operations in Three of the Last Four Years

MMS Recognized PXP Executive V.P., Tom Gladney, in 2001 for His Efforts in Assisting Them Manage the Nation’s Resources in a Safe, Environmentally Sound, and Fiscally Secure Manner

Received Santa Barbara County’s First and Only “Resolution for Good Operators” Recognizing PXP’s Outstanding Operating Performance

12

Commendations

California Onshore

Unprecedented Two Commendations From the Air Pollution Control District for Emissions Reductions and Use of Innovative Emissions Control Technology at the Arroyo Grande Oil Field

Division of Oil, Gas and Geothermal Resources (DOGGR) Lease Maintenance Awards for Outstanding Safety and Lease Maintenance 12 years and 13 years in a Row at Satellite Drilling Sites Packard and San Vicente Respectively

Winner, Finalist and Runner-Up in Los Angeles Branch of the National Safety Council for Outstanding Safety Performance Amongst Our Peers

13

What’s Next

Successful Permitting of Tranquillon Ridge

Support Development Opportunities Created by 3-D Seismic Data Evaluation

Facilitate Real Estate Development Opportunities

14

Successful Execution Takes Vision

15

16

CALIFORNIA REPUBLIC

Producing California Oil To Meet California’s Energy Needs

PLAINS EXPLORATION & PRODUCTION COMPANY

Central Business Unit

Richard Pendleton Vice President

NYSE: PXP www.plainsxp.com

Central Business Unit

Who We Are

Office

Houston

People

35 Employees

20+ Years Average Experience per Employee

Assets

377 Operated Wells

621 Non-Operated Wells

155 Identified PUD Locations

Strategy

Drill Multi-Year Project Inventory

Pursue Targeted Exploration Areas

2

Central Business Unit

Overview

Current Production 11 MBOEPD

Reserves 51 MMBOE

7% 9% 54% 30%

28% 55% 9% 8%

Approximately 85% Gas

East Texas West Texas South Texas Other

3

Central Business Unit

Operating Areas

Pakenham Area

Terrell County

Glenwood/White Oak

Gregg & Upshur Counties, Texas

Decker Switch

Houston County, Texas

Rosewood

Upshur County, Texas

Beckville/Carthage

Panola County, Texas

LOUISIANA

TEXAS

Operated by PXP

Operated by Others

4

East Texas Type Log

Glenwood/White Oak (KB. 436’)

3200’ 6880’ 7300’ 7500’ 7700’

Base Austin Chalk Rodessa James Pettit Travis Peak

9100’ 10,000’ 10,580’ 10,760’

Cotton Valley

Base Knowles Ls

Taylor Sands Bossier

TD 10,845’

5

Glenwood/White Oak Cross-Section

29’Net Pay

Expected Net Pay 35’ W/I 150’ Gross Interval

46’Net Pay

Taylor Sands

Bossier

C W RESOURCES INC 1 WILLEFORD FAYE

C W RESOURCES INC 2 EDWARDS J K

C W RESOURCES INC 7 DAVIS J D /E/GAS

C W RESOURCES INC 8 HARRIS T B

<20,106FT> <17,363FT> <12,881FT>

30891 11,200 2/26/1997 0.31 BCFE

30859 11,060 7/18/1996 1.71 BCFE

31375 11,019 2/6/2000 2.11 BCFE

31357 10,816 6/20/1999 0.94 BCFE

A’ A

6

2004-05 Drilling Program

Glenwood/White Oak Field

Type Log

Taylor

Bossier

2004 Completed Gas Wells (25)

2004 Plan Well Locations (6-9)

Remaining PUD Locations (51-54)

2004-05 Drilling Program

Roseweed Field Structure Map

PXP Operated Gas Units

Non-Operated Gas Units

Type Log – Ctton Valley Sands

PXP Exploration – Smith 1-3

Knowles

Lime

Top

Cotton

Valley

Pay

2004 Completed Gas Wells (8)

2004 Plan Well Locations (2)

Remaining PUD Locations (20)

Taylor

Sands

Bossier

Shale

Bossier

Sand

8

Beckville Field

Taylor Structure Map

PXP TXU Simmons 2

PXP

TXU Simmons 1

Last 4 Wells

IP: 1.8 MMCFD

EUR: 1.5 BCF

Type Log

PXP - TXU Tompkins #2

TD 10,510’

Base ‘B’

Lime

Cotton

Valley

Sands

Taylor

Sands

Bossier Shale

Proposed Well Locations

1000

2000

FEET

Central Business Unit

Operating Areas

Pakenham Area

Terrell County

Glenwood/White Oak

Gregg & Upshur Counties, Texas

Rosewood

Upshur County, Texas

Decker Switch

Houston County, Texas

Beckvelle/Carthage

Panola County, Texas

TEXAS LOUISIANA

Operated by PXP

Operated by Others

PXP

10

Decker Switch Field

McLean 2-H Well Design and Cross-Section

PXP MCLEAN 2-H

-9000’ -9500’ -10000’ -10500’ TVD

0’ 500’ 1000’ 1500’ 2000’ 2500’ 3000’

(Vertical Section)

-9300’ 7 5/8 Intermediate Casing

5 ½” Liner 612’

Massive Anhydrite

Rodessa Bexar Shale James Pine Island Shale Pettit

Pettit Pay Zone

1500’

Type Log

PXP -McLean #1

TD 10,800’

James Lime

Pine Island Shale

Petit Lime

Top of Pettit

Pettit Oolite Shoal (Pay Zone)

Base of Pettit

11

East Texas

Indicative Returns

8/8ths Basis

2004 Planned Wells 35-38

Avg. Well Cost $1 Million

Avg. Initial Production 1 MMCFEPD

Avg. Reserves 0.8 BCFE

Avg. Pre Tax IRR 30%

Note: Projected results. Based on flat reference prices of $25/Bbl NYMEX WTI and $4.50/MMBTU Henry Hub

PXP

12

Central Business Unit

Operating Areas

Glenwood/White Oak

Gregg & Upshur Counties, Texas

Rosewood

Upshur County, Texas

Pakenham Area

Terrell County

Decker Switch

Houston County, Texas

Beckville/Carthage

Panola County, Texas

TEXAS LOUISIANA

Operated by PXP

Operated by Others

PXP

13

Pakenham Area

PECOS COUNTY

ELSINORE FIELD(400 BCF)

PUCKETT FIELD(3.75 TCF)

GREY RANCH FIELD(805 BCF)

DEER CANYON FIELD(97 BCF & 1.5 MMBO)

THISTLE FIELD(2.7 MMBO & 4.2 BCF)

Rio Caballos/ Bitterweed Field 7.2 BCF, 13.3 MBO

Pinon Field 24.4 BCF, 62.5 MBO

McKAY CREEK FIELD (1.2 MMBO & 10 BCF) PAKENHAM FIELD (.5 - 1.0 TCF)

BROWN BASSETT FIELD 1.094 TCF)

TERRELL COUNTY

PXP

14

Pakenham Area

Cross-Section Illustrating Major Structural Components



Type Log I
Mid-Wolfcamp
Unconformity
Non-thrusted Wolfcamp Sands
A-1
A-2
A-3
A-4
Type Log II
T-W 2
Strawn 2
Thrusted Wolfcamp 1
Strawn 1
Thrusted Wolfcamp 3
Strawn 3
Type Log III
Subthrust Pennsylvanian
Strawn
Devonian
Ellenburger
Ordovician

Pakenham Field
Type Logs

Pakenham Type Log I
Non-Thrusted Shallow
Pay Horizons
(7,000-10,000')


Wolfcamp Sands
Bleu
A-1
A-2
A-2 Stray
A-3
A-4
A-6
B-1
B-2
Middle Wolfcamp
Unconformity

Pakenham Type Log II
Thrusted
Pay Horizons
(9,000-12,500')


Middle Wolfcamp
Unconformity
Thrusted
Wolfcamp 1
Thrusted
Strawn 1
Barnett Shale
Thrusted
Wolfcamp 2
THRUST FAULT
Thrusted
Strawn 2
THRUST FAULT 2
Thrusted
Wolfcamp 3
Thrusted
Strawn 3

Pakenham Type Log III
Sub-Thrust
Pay Horizons
(14,600-19,000')


SOLE THRUST FAULT
Strawn
Devonian
Ellenburger

PXP

Pakenham Area

9-10 Producing

8-8 Testing

8-10

8-9

7-8 Drilling

7-6 W/O Flowline

6-14 Testing

6-10 Testing

6-13

2004 Completed Gas Wells (5)

2004 Plan Well locations (4)

Remaining PUD Locations (14)

Possible Offsets (30+)

Pay Behind Pipe (26)

PXP

17

Pakenham Area
Wolfcamp A3 Structure Map



Pakenham Type Log I
Non-Thrusted Shallow
Pay Horizons
(7,000-10,000')
Wolfcamp Sands
Bleu
A-1
A-2
A-2 Stray
A-3
A-4
A-6
B-1
B-2
Middle Wolfcamp
Unconformity
UNIV LD
BLK. 35
-6000
-5500
-5000
-4500
-4300
-6200
8-10
6-14
Testing
6-10
Testing
6-13
Target Reservoir
Wolfcamp A-2
T.C.R.R. CO.
BLK. 1
2004 Completed Gas Wells (2)
2004 Budget Well locations (2)
Proposed Well Locations (7)

18

Pakenham Area - Deep Potential

Thrusted Wolfcamp Structure Map

Pakenham Type Log II Thrusted Pay Horizons (9,000-12,500’)

Middle Wolfcamp Unconformity Thrusted Wolfcamp 1

8-9

7-8 Drilling

Thrusted Strawn 1

Barnett Shale

Thrusted Wolfcamp 2

Thrusted Strawn 2

THRUST FAULT

THRUST FAULT 2

Thrusted Wolfcamp 3

Thrusted Strawn 3

2004 Completed Gas Well (0)

2004 Plan Well Locations (2)

Proposed Well Locations (1)

Pakenham Area – Deep Potential Strawn 3 Structure Map

Pakenham Type Log II Thrusted Pay Horizons (9,000-12,500’)

Middle Wolfcamp Unconfermity Thrusted Wolfcamp 1

Thrusted Strawn 1

Barnett Shale

Thrusted Wolfcamp 2

Thrusted Strawn 2

Thrusted Wolfcamp 3

Thrusted Strawn 3

THRUST FAULT

THRUST FAULT 2

2004 Completed Gas Wells (2)

Proposed Well Locations (2)

9-10

Producing

8-8

Testing

Pakenham Area – Deep Potential Top of Ellenburger Structure Map

2004 Completed Gas Well

17,000 16,500 16,000 15,500 15,000 14,500 14,000

31-1 15,537 TD 19,041’ SL 11-1 NDE

7-6 W/O Flowline

Riata 12-1

TD 18,680’

1 (Bighorn) 1

TD 16,685’

TD 19,093’ -15,480

18,400’

7-1

21

Pakenham Area

Indicative Returns

8/8ths Basis

2004 Planned Wells 6 - 10

Avg. Well Cost $1.5 Million

Avg. Initial Production 1.2 MMCFEPD

Avg. Reserves 1.6 BCFE

Avg. Pre Tax IRR 30%

Note: Projected results. Based on flat reference prices of $25/Bbl NYMEX WTI and $4.50/MMBTU Henry Hub

22

Central Business Unit

Strategy

Drill 50 to 60 Wells

Pursue Targeted Exploration Areas

23

PLAINS EXPLORATION & PRODUCTION COMPANY

NYSE: PXP www.plainsxp.com

PLAINS EXPLORATION & PRODUCTION COMPANY

Eastern Business Unit

Doss Bourgeois Vice President

NYSE : PXP

www.plainsxp.com

Eastern Business Unit

Who We Are

Office

Lafayette

People

21 Employees with 20+ Years per Employee

Seasoned “Team”

Assets

12 Fields

32 Wells

33,000 Acres Fee Minerals

Strategy

Exploit Breton Sound Inventory

Expand Gulf of Mexico

2

Eastern Business Unit

Overview

Current Production 6 MBOEPD

20%

80%

Reserves 4 MMBOE

40%

60%

Approximately 80% Gas

Breton Sound

Onshore

3

Eastern Business Unit

Operating Areas

LOUISIANA

Eastern Business Unit Lafayette Office

Terrebonne Fee

New Orleans

Breton Sound

4

Eastern Business Unit
Breton Sound Area Detail



New Orleans
BSE
BSE-W
BSA
BSE-E
Fiesta
SkyRaider Deep
Catalina
Avenger
Prowler
Twin Otter
Treasure Bay
Breckenridge
Treasure Bay East
Black Bullet
Hustler West
Polaris
Draco
Alpha
Beta
Auriga
Aquila
Perseus
Zeus
Aquarius
PXP Discoveries
PXP Prospects

PXP

5

Breton Sound Area

Miocene Depositional Model

Fiesta

Skyraider Deep

Prowler Twin Otter Perseus Hangtown

Sonoma Catalina Black Bullet Hustler W Aquarius Kenworthy

Post Fill

Pre-Canyon Fill

Canyon Fill

Msl

5000’

10000’

15000’

5000’

10000’

15000’

SHELF EDGE COLLAPSE

CHAOTIC DIP

SLUMP BLOCKS

REGIONAL

DETACHMENT UNCONFORMITY SURFACE

6

Breton Sound Area

Type Log Examples

“Post Canyon Fill” “Canyon Fill” “Pre Canyon Fill”

CIB CARST

BSE “Prowler”

TEX W

BSE “Hustler West”

8350—OPERC

GWC 4800

Producing 3.4 MMCFD

GWC

8800

Producing 7.0 MMCFD

8400

BSE “Fiesta”

Producing 5.1 MMCFD

7

Breton Sound Area

A’

Aquarius Discovery Aquarius Discovery

Zeus Discovery

Zeus Discovery

A

TEX W7 TEX W7

Structure Map Amplitude Map

TEX W7

TEX W7

A

Zeus Discovery Aquarius Discovery

A’

8

Aquarius Type Log

Tex W-7

BSA “Aquarius”

Producing 10.6 MMCFD

658 BCPD

12400

LKG

9

Breton Sound Area

Hangtown Prospect

A

Hangtown Prospect

Kenworthy Prospect

Kenworthy Prospect

Unadilla Prospect

11600’ Sand

Structure Map

Unadilla Prospect

11600’ Sand

A’ Amplitude Map

11100’ Sand

11600’ Sand

11600’ Sand

11600’ Sand

Glen Helen Prospect

Unadilla Prospect

A’

Kenworthy Prospect

Hangtown Prospect A

10

Breton Sound Area

Indicative Returns

8/8ths Basis

2004 Planned Wells 12 - 15

Avg. Well Cost $3 Million

Avg. Initial Production 5 MMCFEPD

Avg. Reserves 3.6 BCFE

Avg. Pre Tax IRR 50+%

Note: Projected results. Based on flat reference prices of $25/Bbl NYMEX WTI and $4.50/MMBTU Henry Hub

11

Bayou Chauvin Prospect

Terrebonne Parish

LOUISIANA

New Orleans

Bayou Chauvin Prospect

12

Bayou Chauvin Prospect

A Bayou Chauvin Prospect A’

SOUTH BOURG

FIELD

“EE”

SOUTHWEST

BOURG FIELD

Big Hum

A

Type Log

SHL Bayou Chauvin Prospect

Tex W “EE” Big Hum Mkr Big Hum Sd

Tex W “EE” Sand

Structure Map

BHL

A’

Type Log

Chauvin Field

Pan Am – S Coast #1 T18S-R18E-S79

13

Bayou Chauvin

Indicative Returns

Well Cost $6 Million

Initial Production 10 MMCFEPD

Reserves 6 BCFE

PXP W.I. 35%

Pre Tax IRR 50+%

Note: Projected results. Based on flat reference prices of $25/Bbl NYMEX WTI and $4.50/MMBTU Henry Hub

14

Ferrari Prospect

Terrebonne Parish

LOUISIANA

New Orleans

Ferrari Prospect

15

Ferrari Prospect

A A’

Middle Miocene

Ferrari Prospect

Ferrari Prospect

Middle Miocene

A

A’

Middle Miocene

Structure Map

Type Log

Sunrise Field

McMoran—Duplantis #1 T18S-R17E-S34

16

Ferrari

Indicative Returns

Well Cost $9 Million

Initial Production 18 MMCFEPD

Reserves 21 BCFE

PXP W.I. 100%

Pre Tax IRR 50+%

Note: Projected results. Based on flat reference prices of $25/Bbl NYMEX WTI and $4.50/MMBTU Henry Hub

17

Eastern Business Unit

Project Inventory

6 – 10 MMBOE Net Risked Breton Sound – 17 Opportunities Onshore – 5 Opportunities

Strategy

Exploit Breton Sound Inventory Expand Gulf of Mexico

18

PLAINS EXPLORATION & PRODUCTION COMPANY

NYSE : PXP

www.plainsxp.com

PLAINS EXPLORATION & PRODUCTION COMPANY

Real Estate Activities Tom Gladney Executive Vice President Exploration & Production

NYSE:PXP

www.plainsxp.com

Real Estate Activities

Overview

Maximize Present Value of PXP Surface Holdings Determine Relative Oilfield vs. Sales Values Sell “Excess” Acreage Pursue Entitlements to Maximize Sales Value Apply PXP Experience in Dealing with Relevant Government and Environmental Groups

2

California Locator Map

Active Transactions Closed Transactions

California

Arroyo Grande

Orcutt (Lots 10-13,17, office)

SJV Properties

Lompoc

Montebello

Sansinena

Los Angeles

Tonner Hills-Brea Walden

Tonner Hills-Shea

3

Tonner Hills

Example of Prior Oilfield Sale

797 Acres Located within the City of Brea in Orange County, CA

Entitled 180 Acres for Residential Developments of 795 Dwelling Units

Property Sold in November, 2003 for $47 MM $41 MM of Proceeds Received to Date Remaining Proceeds to be Collected by Mid 2005 Upon Completion of Habitat Restoration and Oil Field Decommissioning Activities

4

Tonner Hills



PA 7
PA 6
PA 5
MAIN
OIL OPERATIONS
N.A.P.
PA 1
PA 8
PA 4
PA 2
PA 9
PA 3
VEGETATION SUMMARY
CSS ENHANCEMENT AREAS
REVEGETATION AREA A (14 ACRES)
REVEGETATION AREA B (20 ACRES)
REVEGETATION AREA C
WALNUT WOODLAND AREA
Annual Grassland
CSS Mixed
CSS Mixed/Southern Cactus Scrub
CSS Sagebrush Scrub
Coyote Brush Scrub/Mulefat Scrub
Developed
Mexican Elderberry Scrub/Ornamental
Ornamental
Ruderal
Southern Cactus Scrub
Walnut Woodland/Annual Grassland Understory
Walnut Woodland/CSS Understory
Walnut Woodland/Ornamental-Mixed
1000 0 1000 Feet
N
LEGEND
SITE BOUNDARY
BREA MUNICIPAL WATER TANK
STREET
DEVELOPMENT PLANNING AREA
OIL OPERATIONS
GRADED OPEN SPACE
WILDCATTERS PARK

Montebello

Property is Located in Los Angeles County, City of Montebello About Ten Miles East of Downtown L.A.

PXP Owns 480 Acres; Currently Producing 2,400 BOEPD

Entitlement Process Ongoing with US Army Corps of Engineers as Lead Agency in Consultation with USFWS

City of Montebello Approval Process also Ongoing with Need and Support for Additional Housing Expect 2-3 Year Process

6

Montebello Aerial

7

Montebello Landforms

8

Lompoc

3,732 Acres Located North of the City of Lompoc in Santa Barbara County Near Vandenberg Air Force Base Portions of Property Utilized for:

Oil & Gas Production (300 BOEPD) Water Injection Processing of Production From Point Pedernales Offshore Oil Field

9

Lompoc

PXP Surface Ownership

10

Development Activities

Filed Applications for Certificates of Compliance with SB County to Enable Sales of Individual Surface Parcels Evaluating Feasibility of Entitlements for Portions of the Property Will Continue Operation of Point Pedernales Processing Plant

11

Arroyo Grande

Property Located in San Luis Obispo County Three Miles Inland From Pismo Beach Surface Ownership Consists of About 1,040 Acres Approximately 350 Acres Falls Outside Current or Future Oil Field Operations Evaluating Alternatives to Maximize Value

12

Arroyo Grande Field

PXP Fee Properties

Oil Field

Contour Interval: 40 feet

13

Other

San Joaquin Valley

Pursuing Divestiture of 20 Surface Parcels Adjacent to Oil Properties

Non-California

Pursuing Divestiture of 40 Acre Non-Oil Field Property in Granite City, IL

Pursuing Sale of 340 Acre Surface Parcel in Brazoria County, TX

14

Summary

California Real Estate Market Provides Unique Non-Oil & Gas Value Opportunities for PXP Surface Holdings PXP-NEV Closed $48 MM of Real Estate Transactions in 2003 and YTD 2004 Proactive Effort by PXP to Capture Value Entitlements for Development Can Provide Significant Value Uplift with Efforts not Unlike Oil and Gas Permitting If Successfully Entitled, PXP Real Estate Holdings Could Generate $150-200 MM Over the Next Five Years

15

PLAINS EXPLORATION & PRODUCTION COMPANY

NYSE:PXP

www.plainsxp.com

PLAINS EXPLORATION & PRODUCTION COMPANY

Financial Review

Steve Thorington Executive Vice President and Chief Financial Officer

NYSE : PXP www.plainsxp.com

Financial Review

Hedge Restructure

Balance Sheet

Guidance

2

Hedge Restructuring Strategy

Restructured 2005 Swap Position to Capture Higher Expected Prices

Protected Margins and Returns on PXP’s Higher Cost Production

Rolled 2005 Swap MTM Position into Attractive 2005-2008 Collar Position

Eliminated 8 Million Barrels Swapped at $24.25 in 2005

Collared 22,000 bpd at $25 X $34.76 for 2005-2008

Increases Cash Flow Available for Further Debt Reduction

Assures High Return on Most SJV Production

2

Accounting Issues

Earnings Will Be more Volatile

New Collars Don’t Get Hedge Accounting

Quarterly MTM Impact

Hedging Cash Flow Will Be Recorded in Operating CF and Financing CF

Deferred Loss (in OCI) On Cancelled Swap Position Will Be Runoff in 2005

PXP Will Provide Adjusted Results and GAAP Reconciliation

Debt Refinancing

Tendered for $150 Million 9.375% Subordinated Notes

Redeemed $115 Million Convertible Preferred

Issued $250 Million 7 1/8% Senior Notes Restructured PXP Credit Facility

Modified PXP Indenture

Credit Facility Terms

$500 Million Facility

$650 Million Borrowing Base

May 2007 Maturity

LIBOR & 125 bps

$260—265 Million Estimated Outstanding at End of 3rd Quarter

PXP Maturity Schedule

$Millions

300 250 200 150 100 50 0

2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

Maturities First Available Call

PXP Credit Metrics

2002 2003 2Q 04

Long Term Debt ($ Millions) $233 $488 $879

Shareholders Equity ($Millions) $174 $354 $916

Long Term Debt to Total Capitalization 57% 58% 49%

EBITDA/Interest Coverage (1) 4.8X 6.6X 8X

LTD/2003 Total Proved Reserves($/BOE) $1.04 $1.74 $1.95

LTD/2003 Proved Developed Reserves($/BOE) $2.00 $2.99 $2.75

Moodys/S&P Ratings Ba3/BB- Ba3/BB- Ba2/BB

(1) 2004 Coverage Ratio 2nd Quarter Annualized

PLAINS EXPLORATION & PRODUCTION COMPANY

NYSE : PXP www.plainsxp.com